Equity Investments	12 Months Ended
Dec. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
Equity Investments
4.
EQUITY INVESTMENTS

The Company’s investments in affiliates accounted for using the equity method include a 50% interest in GlobalX Ground Team, LLC (“GlobalX Ground”) and a 13% interest in Canada Jetlines Operations Ltd. (“Jetlines”) as of December 31, 2022.

Investment in GlobalX Ground Team, LLC:

On September 9, 2020, the Company entered into a joint venture agreement with KD Holdings, LLC (“KD Holdings”) for the purpose of providing ground handling services. Under the terms of the agreement, KD Holdings will run the day-to-day operations of the ground handling division and supply the ground equipment and Global will provide assistance and guidance to the operations. The Company accounts for the joint venture in accordance with the equity method.

As of December 31, 2021, the Company elected to write down GlobalX’s investment in the joint venture to zero. Going forward GlobalX has elected to self-perform all ground handling activities at Miami International Airport. As of December 31, 2022 and 2021, there was $0 and $197,558, respectively, due to GlobalX Ground and $28,681 and $20,478 losses recorded with respect to the equity investment in GlobalX Ground during the years then ended.

Investment in Canada Jetlines Operations Ltd.:

As described in Note 2, On June 28, 2021, the Company completed the spin-out pursuant to the Arrangement under which the Company transferred 75% of shares of Jetlines to Global shareholders. At that time, Global retained 25% of the shares issued and outstanding of Jetlines and accounts for the investment in accordance with the equity method. As of December 31, 2022, the Company holds approximately 13% ownership in Jetlines. During the years ended December 31, 2022 and 2021, Jetlines did not generate revenue or incur any material expenses.